Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of APi Group Corporation, a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: January 13, 2022

JUNO LOWER HOLDINGS L.P.
By:	Juno Holdings Manager L.L.C., its general partner

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

JUNO HOLDINGS MANAGER L.L.C.

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

BLACKSTONE JUNO HOLDINGS L.P.
By:	BTO Holdings Manager L.L.C., its general partner

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

BTO HOLDINGS MANAGER L.L.C.

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

BLACKSTONE TACTICAL OPPORTUNITIES
ASSOCIATES L.L.C.
By:	BTOA L.L.C., its sole member

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BTOA L.L.C.

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE HOLDINGS III L.P.
By:	Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS III GP
MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

FD JUNO HOLDINGS L.P.
By:	FD Juno Holdings Manager L.L.C.

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

[APi Group Corporation — Joint Filing Agreement]

FD JUNO HOLDINGS MANAGER L.L.C.

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

BLACKSTONE TACTICAL OPPORTUNITIES FUND – FD L.P.
By: Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner
By:	BTO DE GP – NQ L.L.C., its general partner

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES III – NQ L.P.
By:	BTO DE GP – NQ L.L.C., its general partner

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BTO DE GP – NQ L.L.C.

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE HOLDINGS II L.P.
By:	Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS I/II GP L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE INC.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[APi Group Corporation — Joint Filing Agreement]

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[APi Group Corporation — Joint Filing Agreement]